Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	29,836	28,799
Restricted share units	5,109	5,177
Long-term investment revaluation reserve, net of tax	(30,203)	(40,047)
Total reserves	$ 87,819	$ 77,007